EXHIBIT 99.1
Stifel Nicolaus Financial Institutions Investor Conference December 6, 2007 Legacy Bancorp NASDAQ Listed: LEGC

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to the Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarter ended September 30, 2007. 2 NASDAQ Listed: LEGC

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise. Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by the Company for the year ended December 31, 2006 for further information about "Risk Factors" that may affect the Company's actual future results. Forward Looking Statement 3 NASDAQ Listed: LEGC

Corporate Overview Headquartered in Pittsfield, MA Berkshire County 11 offices Loan production office in New York Capital District Definitive agreement signed July 25, 2007 with First Niagara Bank to purchase five branches in eastern New York 179 Employees Serving 19,597 households Principal lines of business Consumer Banking Commercial Banking Wealth Management Insurance and Investment Products 4 NASDAQ Listed: LEGC

Market Demographics Berkshire County Population 131,000 Growth segments, although modestly declining overall Households 55,000 FDIC Summary of Deposits - Berkshire County 13 banks, 62 offices, $2.9 billion in deposits Legacy ranked 2nd with 19.14% market share Albany-Schenectady-Troy MSA in New York Strategic expansion target Population 890,000 Growing modestly Households 351,000 5 NASDAQ Listed: LEGC

* Source: FDIC, Data as of June 30, 2007. Berkshire County Market Share 6 Total Total Deposits Market Branch in Market Share Rank Institution Type Count ($000) (%) 1 Berkshire Bank (MA) Savings Bank 13 906,746 31.33 2 Legacy Banks (MA) Bank 11 554,102 19.41 3 TD Banknorth NA (ME) Bank 9 304,091 10.51 4 Hoosac Bank (MA) Bank 2 215,605 7.45 5 Pittsfield Co-operative Bank (MA) Savings Bank 4 175,912 6.08 6 Lee Bank (MA) Bank 3 173,137 5.98 7 South Adams Savings Bank (MA) Savings Bank 3 155,753 5.38 8 Williamstown Savings Bank (MHC) (MA) Bank 1 145,478 5.03 9 Adams Co-operative Bank (MA) Savings Bank 3 143,602 4.96 10 Citizens Bank of Massachusetts (MA) Bank 4 50,259 1.74 11 Lenox National Bank (MA) Bank 2 41,228 1.42 12 Others (Salisbury B&T & Trustco Bank) 6 28,561 0.98 Totals 13 62 2,894,474 100.00 NASDAQ Listed: LEGC

Corporate Culture Strong governance Embrace growth and change Strong asset quality Strong risk management Developing sales culture Service excellence Performance-based compensation Community Skilled and experienced management team 7 NASDAQ Listed: LEGC

Assets 2002 2003 2004 2005 2006 2007* East 593 635 681 778 808 858 * As of Sept. 30 8 NASDAQ Listed: LEGC

Loans 2002 2003 2004 2005 2006 2007 * East 372 466 505 548 579 630 Loans net of reserves * As of Sept. 30 9 NASDAQ Listed: LEGC

Loan Mix 10 NASDAQ Listed: LEGC At Sept. 30, 2007

Credit Quality 2002 2003 2004 2005 2006 2007 * East 0.0052 0.0029 0.0026 0.0012 0.0011 0.0013 NPL to Total Assets Net Charge-offs (Recoveries) to Average Loans Outstanding 2002 2003 2004 2005 2006 2007 * East 0.0001 0.0005 0.0016 0.0009 -0.0004 0.0003 * As of Sept. 30 11 NASDAQ Listed: LEGC

Credit Quality Legacy Bancorp, Inc. 1 NE/Mid-Atlantic Thrifts 2 Nationwide Thrifts 2 NPA's/Assets 0.13% 0.18% 0.34% NPL's/Loans 0.17% 0.25% 0.39% LLR/NPL 469.34% 277.09% 118.24% LLR/Loans 0.81% 0.78% 0.79% 1 Legacy ratios as of 09/30/07. 2 Source: SNL Database. Includes all public thrifts. Data as of first quarter 2007. Median statistics shown 12 NASDAQ Listed: LEGC

Deposits 2002 2003 2004 2005 2006 2007 * East 419 423 451 474 518 541 * As of Sept. 30 13 NASDAQ Listed: LEGC

Deposit Mix 14 NASDAQ Listed: LEGC As of Sept. 30, 2007

Net Income 2002 2003 2004 2005 2006 2007 * GAAP Income 1753 2990 3554 -2235 2806 1738 Core Income 2774 3481 3483 4465 4185 1381 * Through Sept. 30 15 NASDAQ Listed: LEGC

Efficiency Ratio 2002 2003 2004 2005 2006 2007 * GAAP Efficiency 84.5 75.2 73.8 104.2 74.2 87.3 Core Efficiency 82 74.8 73.7 69.9 75.8 87.3 * Through Sept. 30 16 NASDAQ Listed: LEGC

Strategic Imperatives Growth and change Opportunities within and beyond the Berkshires Organic, de novo, and acquisition Expand sales culture corporate-wide Improve efficiency Revenue growth Bond portfolio restructuring Six Sigma Results driven Service excellence Community outreach and leadership 17 NASDAQ Listed: LEGC

Stock Performance IPO September 2005 : $10/share Raised $92 million net Trading began October 26, 2005 NASDAQ symbol: LEGC Valuation Nov. 21, 2007: $12.90/share $120.2 million market cap Consistent dividend record 4% buy-back completed February 2007 for 2006 Equity Incentive Plan 5% buy-back completed August 2007 Additional 5% buy-back announced August 2007 18 NASDAQ Listed: LEGC

Investment Attributes Strategically positioned geographically Strong management and director teams Strong asset quality and risk management Consistent loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation 19 NASDAQ Listed: LEGC

Questions & Thank You Legacy Bancorp NASDAQ Listed: LEGC